UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                October 8, 2003 (Date of earliest event reported)

                                 MAGNETEK, INC.
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE               1-10233                    95-3917584
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

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ITEM 5.  OTHER EVENTS.

         See Press Release dated October 9, 2003 entitled "Magnetek Raises Equity to Repay Debt", attached as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT
NUMBER      DESCRIPTION

99.1 Magnetek, Inc. Press Release dated October 9, 2003 entitled "Magnetek Raises Equity to Repay Debt".

                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION

99.1 Magnetek, Inc. Press Release dated October 9, 2003 entitled "Magnetek Raises Equity to Repay Debt".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MAGNETEK, INC.




                                                /s/ David Reiland
                                                ---------------------------
                                                David Reiland
                                                Executive Vice President
                                                & Chief Financial Officer


Date:   August 10, 2003